SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 7, 2009

MAGNA ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30578	98-0208374
(Commission File Number)	(I.R.S. Employer Identification No.)

337 Magna Drive, Aurora, Ontario, Canada	L4G 7K1
(Address of Principal Executive Offices)	(Zip Code)

(905) 726-2462

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 9, 2009, Magna Entertainment Corp. (“MEC”) filed a Current Report on Form 8-K (the “Original 8-K”) to report that it entered into an engagement letter with FTI Consulting, Inc. (the “Engagement Letter”) in connection with obtaining certain financial advisory and consulting services, subject to the approval of the United States Bankruptcy Court for the District of Delaware.  Among other things, the agreement provides for the services of Greg Rayburn as interim Chief Executive Officer.

MEC files this Amendment No.1 to Current Report on Form 8-K/A to furnish a copy of this agreement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Copy of an Engagement Letter, dated April 7, 2009, between FTI Consulting, Inc. and Magna Entertainment Corp.

Exhibit 99.1*	Press Release dated April 7, 2009 entitled “Magna Entertainment Corp. Announces Appointments of Interim Chief Executive officer and Independent Director”.

*   Filed with Form 8-K on April 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP.
(Registrant)

April 16, 2009	by:	/s/ WILLIAM G. FORD
William G. Ford,
Executive Vice-President, General Counsel and Secretary